UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 21, 2025

Monroe Capital Income Plus Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-01301	83-0711022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 South Wacker Drive,Suite 6400
Chicago,Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 258-8300
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
On February 21, 2025, Monroe Capital Income Plus Corporation (the “Company”) held a special meeting of the Company’s stockholders (the “Special Meeting”). The proposals approved by the Company’s stockholders are described in detail in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on December 27, 2024.
As of the close of business on December 26, 2024, the record date for the Special Meeting, there were 197,199,422 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting. A summary of the matters voted upon by the Company’s stockholders at the Special Meeting is set forth below.
Proposal 1: New Advisory Agreement
The Company’s stockholders voted to approve a new investment management agreement (the “New Advisory Agreement”) by and between the Company and Monroe Capital BDC Advisors LLC (the “Adviser”). As previously announced, that certain affiliates of Monroe Capital LLC, including but not limited to Monroe Capital Management Advisors, LLC, Monroe Capital Investment Holdings, L.P (the parent of the Adviser), and Monroe Capital Intermediate Holdings, LLC (any such affiliate collectively, “Monroe”), have entered into an equity purchase agreement, pursuant to which Momentum US Bidco LLC, an affiliate of Wendel SE, will acquire a 75% interest in Monroe, which shall constitute a change of control of the Adviser (the “Adviser Change in Control”). The consummation of the Adviser Change in Control will result in the assignment and corresponding termination of the existing investment management agreement by and between the Company and the Adviser pursuant to Section 15 of the Investment Company Act of 1940, as amended. The New Advisory Agreement will be effective upon the consummation of the Adviser Change in Control. The following votes were taken in connection with the proposal to approve the New Advisory Agreement:

For	Against	Abstain	Broker Non-Votes
105,319,739	1,281,672	4,764,870	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monroe Capital Income Plus Corporation

Date: February 25, 2025	By:	/s/ Lewis W. Solimene, Jr.
	Name:	Lewis W. Solimene, Jr.
	Title:	Chief Financial Officer and Chief Investment Officer